                                                                   Exhibit 10.47

                             MASTER LEASE AGREEMENT

                            Dated as of July 28, 2000

                                     between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                not individually,
                         but solely as the Owner Trustee
                           under the VS Trust 2000-2,
                                    as Lessor

                                       and

                      VERITAS SOFTWARE GLOBAL CORPORATION,
                                    as Lessee




This Master Lease Agreement is subject to a security interest in favor of ABN AMRO Bank N.V., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent") under a Security Agreement dated as of July 28, 2000, between First Security Bank, National Association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2 and the Agent, as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof. This Lease Agreement has been executed in several counterparts. To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

                                TABLE OF CONTENTS

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                                                                                                                  PAGE

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ARTICLE I........................................................................................................    1

     Section 1.1       Definitions...............................................................................    1
     Section 1.2       Interpretation............................................................................    2

ARTICLE II.......................................................................................................    2

     Section 2.1       Property..................................................................................    2
     Section 2.2       Lease Term................................................................................    2
     Section 2.3       Title.....................................................................................    2
     Section 2.4       Lease Supplements.........................................................................    2

ARTICLE III......................................................................................................    3

     Section 3.1       Rent......................................................................................    3
     Section 3.2       Payment of Basic Rent.....................................................................    3
     Section 3.3       Supplemental Rent.........................................................................    3
     Section 3.4       Performance on a Non-Business Day.........................................................    4
     Section 3.5       Rent Payment Provisions...................................................................    4

ARTICLE IV.......................................................................................................    4

     Section 4.1       Taxes; Utility Charges....................................................................    4

ARTICLE V........................................................................................................    5

     Section 5.1       Quiet Enjoyment...........................................................................    5

ARTICLE VI.......................................................................................................    5

     Section 6.1       Net Lease.................................................................................    5
     Section 6.2       No Termination or Abatement...............................................................    6

ARTICLE VII......................................................................................................    6

     Section 7.1       Ownership of the Property.................................................................    6

ARTICLE VIII.....................................................................................................    7

     Section 8.1       Condition of the Property.................................................................    7
     Section 8.2       Possession and Use of the Property........................................................    8
     Section 8.3       Integrated Property.......................................................................    9

ARTICLE IX.......................................................................................................    9

     Section 9.1       Compliance With Legal Requirements, Insurance Requirements and Manufacturer's
                       Specifications and Standards..............................................................    9

ARTICLE X........................................................................................................   10

     Section 10.1      Maintenance and Repair; Return............................................................   10
     Section 10.2      Environmental Inspection..................................................................   11

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

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ARTICLE XI.......................................................................................................   11

     Section 11.1      Modifications.............................................................................   11

ARTICLE XII......................................................................................................   12

     Section 12.1      Warranty of Title.........................................................................   12

ARTICLE XIII.....................................................................................................   13

     Section 13.1      Permitted Contests Other Than in Respect of Indemnities...................................   13
     Section 13.2      Impositions, Utility Charges, Other Matters; Compliance with Legal Requirements...........   14

ARTICLE XIV......................................................................................................   14

     Section 14.1      Public Liability and Workers' Compensation Insurance......................................   14
     Section 14.2      Permanent Hazard and Other Insurance and Insurance Coverage to be Maintained by
                       Other Parties.............................................................................   15
     Section 14.3      Coverage..................................................................................   16
     Section 14.4      Additional Insurance Requirements.........................................................   17

ARTICLE XV.......................................................................................................   17

     Section 15.1      Casualty and Condemnation.................................................................   17
     Section 15.2      Environmental Matters.....................................................................   19
     Section 15.3      Notice of Environmental Matters...........................................................   20

ARTICLE XVI......................................................................................................   20

     Section 16.1      Termination Upon Certain Events...........................................................   20
     Section 16.2      Procedures................................................................................   21

ARTICLE XVII.....................................................................................................   21

     Section 17.1      Lease Events of Default...................................................................   21
     Section 17.2      Surrender of Possession...................................................................   24
     Section 17.3      Reletting.................................................................................   24
     Section 17.4      Damages...................................................................................   25
     Section 17.5      Power of Sale.............................................................................   25
     Section 17.6      Final Liquidated Damages..................................................................   26
     Section 17.7      Environmental Costs.......................................................................   26
     Section 17.8      Waiver of Certain Rights..................................................................   26
     Section 17.9      Assignment of Rights Under Contracts......................................................   27
     Section 17.10     Remedies Cumulative.......................................................................   27
     Section 17.11     Intentionally Omitted.....................................................................   27
     Section 17.12     Additional Lease Remedies.................................................................   27
     Section 17.13     Loan Remedies.............................................................................   29

ARTICLE XVIII....................................................................................................   29

     Section 18.1      Lessor's Right to Cure Lessee's Lease Defaults............................................   29

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
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ARTICLE XIX......................................................................................................   29

     Section 19.1      Provisions Relating to Lessee's Exercise of its Purchase Option...........................   29

ARTICLE XX.......................................................................................................   29

     Section 20.1      Purchase Option or Sale Option-General Provisions.........................................   29
     Section 20.2      Lessee Purchase Option....................................................................   30
     Section 20.3      Third Party Sale Option...................................................................   31

ARTICLE XXI......................................................................................................   32

     Section 21.1      [Intentionally Omitted]...................................................................   32

ARTICLE XXII.....................................................................................................   32

     Section 22.1      Sale Procedure............................................................................   32
     Section 22.2      Application of Proceeds of Sale...........................................................   35
     Section 22.3      Indemnity for Excessive Wear..............................................................   35
     Section 22.4      Appraisal Procedure.......................................................................   35
     Section 22.5      Certain Obligations Continue..............................................................   36

ARTICLE XXIII....................................................................................................   36

     Section 23.1      Holding Over..............................................................................   36

ARTICLE XXIV.....................................................................................................   37

     Section 24.1      Risk of Loss..............................................................................   37

ARTICLE XXV......................................................................................................   37

     Section 25.1      Assignment................................................................................   37
     Section 25.2      Subleases.................................................................................   37

ARTICLE XXVI.....................................................................................................   38

     Section 26.1      No Waiver.................................................................................   38

ARTICLE XXVII....................................................................................................   38

     Section 27.1      Acceptance of Surrender...................................................................   38
     Section 27.2      No Merger of Title........................................................................   38

ARTICLE XXVIII...................................................................................................   38

     Section 28.1      [RESERVED]................................................................................   38

ARTICLE XXIX.....................................................................................................   38

     Section 29.1      Notices...................................................................................   38

ARTICLE XXX......................................................................................................   38

     Section 30.1      Miscellaneous.............................................................................   38
     Section 30.2      Amendments and Modifications..............................................................   39
     Section 30.3      Successors and Assigns....................................................................   39
     Section 30.4      Headings and Table of Contents............................................................   39
     Section 30.5      Counterparts..............................................................................   39

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     Section 30.6      GOVERNING LAW.............................................................................   39
     Section 30.7      Calculation of Rent.......................................................................   39
     Section 30.8      Recording of Lease........................................................................   39
     Section 30.9      Allocations between the Lenders and the Holders...........................................   39
     Section 30.10     Limitations on Recourse...................................................................   40
     Section 30.11     WAIVERS OF JURY TRIAL.....................................................................   40
     Section 30.12     Exercise of Lessor Rights.................................................................   40
     Section 30.13     SUBMISSION TO JURISDICTION; VENUE.........................................................   40
     Section 30.14     USURY SAVINGS PROVISION...................................................................   40


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
                             MASTER LEASE AGREEMENT


         THIS MASTER LEASE AGREEMENT dated as of July 28, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake City, Utah 84111, not individually, but solely as the Owner Trustee under the VS Trust 2000-2, as lessor (the "Lessor"), and VERITAS SOFTWARE GLOBAL CORPORATION (formerly known as Seagate Software Network & Storage Management Group, Inc., a Delaware corporation), a Delaware corporation, having its principal place of business at 1600 Plymouth Street, Mountain View, California 94043, as lessee (the "Lessee").

                              W I T N E S S E T H:

         A. WHEREAS, subject to the terms and conditions of the Participation Agreement and the Construction Agency Agreement, Lessor will (i) purchase certain real property more particularly described on Exhibit B attached hereto and made a part hereof, from a third party designated by Lessee and (ii) fund the acquisition, installation, testing, use, development, and construction of the Property by the Construction Agent; and

         B. WHEREAS, the Basic Term shall commence with respect to the Land and the initial Improvements upon the Property Closing Date and with respect to any Subsequent Improvements, upon the Construction Commencement Date with respect to such Subsequent Improvements; provided, Basic Rent with respect thereto shall not be payable until the applicable Rent Commencement Date; and

         C. WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, the Property; and

         D. WHEREAS, Lessor and Lessee intend that for all tax and real estate purposes this Lease is a financing arrangement by and between Lessee, as debtor, and the Financing Parties, in their respective capacities as creditors, under the Participation Agreement;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

         SECTION 1.1 DEFINITIONS. For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of July 28, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, the various parties thereto from time to time as the Guarantors, Lessor, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, ABN AMRO Bank N.V., as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests, Credit Suisse First Boston, as Documentation Agent, and Credit Lyonnais Los Angeles Branch, as Syndication Agent. Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

         SECTION 1.2 INTERPRETATION. The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.


                                   ARTICLE II

         SECTION 2.1 PROPERTY. Subject to the terms and conditions hereinafter set forth and contained in the respective Lease Supplements relating to the Land and the Improvements, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Property.

         SECTION 2.2 LEASE TERM. The basic term of this Lease (each, a "Basic Term") with respect to the Land and the Initial Improvements shall begin upon the Property Closing Date and for any Subsequent Improvements shall begin on the effective date of the increase in the Commitments and the Holder Commitments in respect of such Subsequent Improvements pursuant to Section 5.12 of the Participation Agreement (in each case, a "Basic Term Commencement Date") and shall end (each, a "Basic Term Expiration Date") on (a) the fifth (5th) annual anniversary of the Closing Date, with respect to the Land and Initial Improvements, and (b) the fifth (5th) annual anniversary of the Closing Date, with respect to any Subsequent Improvements, in either case unless such Basic Term is earlier terminated or the term of this Lease is renewed (as described below) in accordance with the provisions of this Lease. Notwithstanding the foregoing, Lessee shall not be obligated to pay Basic Rent until the Rent Commencement Date with respect to the Land and the applicable Improvements.

         Upon the written request of Lessee and with the consent of all of the Financing Parties, each in its sole discretion, the term of this Lease may be extended for up to two (2) additional terms each of two (2) year's duration from the applicable Basic Term Expiration Date (each, a "Renewal Term"); provided, that the expiration date for the final Renewal Term for the Property shall not be later than the ninth (9th) annual anniversary of the Closing Date, unless such later expiration date has been expressly agreed to, at the request of Lessee, in writing by each of Lessor, the Agent, the Lenders and the Holders in their sole discretion.

         SECTION 2.3 TITLE. The Property is leased to Lessee without any representation or warranty, express or implied, by Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements. Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to the Property or any interest of Lessee therein other than for Lessor Liens.

         SECTION 2.4 LEASE SUPPLEMENTS. On or prior to the initial Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement and a Memorandum of Lease for the Land, and on or prior to the date of the initial Advance for Hard

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
Costs in respect of the Initial Improvements, Lessee and Lessor shall each execute and deliver a Lease Supplement and a Memorandum of Lease for the Initial Improvements. On or prior to the subsequent Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a Lease Supplement and a Memorandum of Lease for the applicable Subsequent Improvements to be leased effective as of such Basic Term Commencement Date, in each case, in substantially the form of Exhibit A hereto.

                                  ARTICLE III

         SECTION 3.1 RENT.

                  (a) Lessee shall pay Basic Rent in arrears on each Payment Date, and on any date on which this Lease shall terminate with respect to the Property during the applicable Term; provided, however, with respect to any portion of the Property Lessee shall have no obligation to pay Basic Rent until the Rent Commencement Date for such portion of the Property (notwithstanding that Basic Rent for such portion of the Property shall accrue from and including the Scheduled Interest Payment Date immediately preceding such Rent Commencement
Date).

                  (b) Each payment of Rent payable by Lessee to Lessor under this Lease or any other Operative Agreement shall be made by Lessee to the Agent as the designee of Lessor under Section 5.8 of the Participation Agreement to such account or accounts as the Agent may designate from time to time prior to 10:00 a.m., San Francisco, California time, in immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due. Payments received after 10:00 a.m., San Francisco, California time, on the date due shall, for the purpose of Section 17.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 3.3 hereof, such payments shall be deemed received on the next succeeding Business Day and, unless the Agent is otherwise able to invest or employ such funds on the date received, subject to interest at the Overdue Rate.

                  (c) Lessee's inability or failure to take possession of all or any portion of the Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the Construction Agent, Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for the Property in accordance with the terms of this Lease.

                  (d) On or prior to each Payment Date, Lessor shall deliver, or cause to be delivered, to Lessee a notice of the exact amount of the Basic Rent due on such date (the "Invoice"). For the purposes of this Section 3.1(d), delivery of the Invoice by facsimile transmission, receipt confirmed, will be sufficient.

         SECTION 3.2 PAYMENT OF BASIC RENT. Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to Lessor the full amount thereof, without setoff, deduction or reduction.

         SECTION 3.3 SUPPLEMENTAL RENT. Lessee shall pay to the Person entitled thereto any and all Supplemental Rent when and as the same shall become due and payable, and if Lessee

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fails to pay any Supplemental Rent within three (3) days after the same is due,
Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. All such payments of Supplemental Rent shall be in the full amount thereof, without setoff, deduction or reduction. Lessee shall pay to the appropriate Person, as Supplemental Rent due and owing to such Person, among other things, on demand,
(a) any and all payment obligations (except for amounts payable as Basic Rent) owing from time to time under the Operative Agreements by any Person to the Agent, any Lender, any Holder or any other Person, (b) interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person (subject to any applicable grace period) for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid and (c) amounts referenced as Supplemental Rent obligations pursuant to Section 8.3 of the Participation Agreement. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent. During the Construction Period, such Supplemental Rent shall be included in the Property Cost to be paid by Lessor; provided, however, the Lessor shall pay such amounts described in this Section 3.3 only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment.

         SECTION 3.4 PERFORMANCE ON A NON-BUSINESS DAY. If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date. If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

         SECTION 3.5 RENT PAYMENT PROVISIONS. Lessee shall make payment of all Basic Rent and Supplemental Rent when due (subject to the applicable grace periods) regardless of whether any of the Operative Agreements pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements. Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such Operative Agreements.

                                  ARTICLE IV

         SECTION 4.1 TAXES; UTILITY CHARGES. Subject to Lessee's rights of permitted contest pursuant to Section 13.1, Lessee shall pay or cause to be paid all Impositions with respect to the Property and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on the Property during the applicable Term. Upon Lessor's request, Lessee shall provide from time to time Lessor with

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
evidence of all such payments referenced in the foregoing sentence. Lessee shall be entitled to receive any credit or refund with respect to any Imposition or utility charge paid by Lessee. Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee. All charges for Impositions or utilities imposed with respect to any portion of the Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof. During the Construction Period with respect to a portion of the Property, the costs of Impositions and all other utility and other charges or expenses referenced in this Section 4.1 accruing with respect to such portion of the Property shall be paid by Lessor; provided, however, the Lessor shall pay such amounts described in this Section 4.1 only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment.

                                  ARTICLE V

         SECTION 5.1 QUIET ENJOYMENT. Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3 and the other terms of this Lease and the other Operative Agreements and so long as no Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy the Property and any Improvements thereto for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term Commencement Date.

                                  ARTICLE VI

         SECTION 6.1 NET LEASE. This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional. Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of the Property. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of: (a) any damage to or destruction of the Property or any portion thereof; (b) any taking of the Property or any portion thereof or interest therein by Condemnation or otherwise; (c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of the Property or any portion thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect, Lien or any matter affecting title to the Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder; (g) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Lessee, any Guarantor, any Holder or any Governmental Authority; (h) the impossibility or illegality of performance by Lessor, Lessee or both; (i) any action of any Governmental Authority or any other Person; (j) Lessee's acquisition of ownership of all or

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
portion of the Property (except for any such acquisition of ownership pursuant to and in accordance with the terms of this Lease); (k) breach of any warranty or representation with respect to the Property or any Operative Agreement; (l) any defect in the condition, quality or fitness for use of the Property or any portion thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing. Notwithstanding the foregoing provisions, nothing contained in this Section 6.1 shall provide Lessor with any right to payment by Lessee under this Lease prior to the applicable Completion Date which is contrary to Lessor's remedies under the Construction Agency Agreement; it being the express intention of the parties hereto that Lessee's liability hereunder with respect to the Land and any Improvements shall not exceed the liability of the Construction Agent under the Construction Agency Agreement prior to the related Completion Date. The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease. Lessor and Lessee acknowledge and agree that the provisions of this
Section 6.1 have been specifically reviewed and subjected to negotiation.

         SECTION 6.2 NO TERMINATION OR ABATEMENT. Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority. Lessee hereby waives all right (a) to terminate or surrender this Lease (except as permitted hereunder or under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

                                  ARTICLE VII

         SECTION 7.1 OWNERSHIP OF THE PROPERTY.

                  (a) Lessor and Lessee intend that for federal and all state and local income tax purposes, bankruptcy purposes, regulatory purposes, commercial law and real estate purposes and all other purposes (A) this Lease will be treated as a financing arrangement, (B) Lessee will be treated as the beneficial owner of the Property and will be entitled to all tax benefits ordinarily available to owners of property similar to the Property for such tax purposes and (C) this Lease is intended by Lessee to be treated as an operating lease for Lessee's financial statement reporting purposes. Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real

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
estate law or under any other set of rules. Lessee shall claim the cost recovery deductions associated with the Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions.

                  (b) For all purposes described in Section 7.1(a), Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease. In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, Lessee hereby conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of all Financing Parties, a first priority security interest (but subject to the security interest in the assets granted by Lessee in favor of the Agent in accordance with the Security Agreement) in and lien on all right, title and interest of Lessee (now owned or hereafter acquired) in and to the Property to the extent such is personal property and irrevocably grants and conveys a lien, deed of trust and mortgage on all right, title and interest of Lessee (now owned or hereafter acquired) in and to the Property to the extent such is a real property. Lessor and Lessee further intend and agree that, for the purpose of securing the obligations of Lessee and/or the Construction Agent now existing or hereafter arising under the Operative Agreements, (i) this Lease shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code respecting the Property and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien, deed of trust and mortgage on the Property and all proceeds (including without limitation insurance proceeds thereof) to the extent such is real property; (ii) the acquisition of title by Lessor in the Property referenced in Article II constitutes a grant by Lessee to Lessor of a security interest, lien, deed of trust and mortgage in all of Lessee's right, title and interest in and to the Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by the Property; and (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest, mortgage lien and deed of trust under applicable law. Lessee shall promptly take such actions as Lessor may reasonably request (including without limitation the filing of Uniform Commercial Code Financing Statements, Uniform Commercial Code Fixture Filings, this Lease and the various Lease Supplements and any memoranda (or short form) of this Lease and the various Lease Supplements) to ensure that the lien, security interest, lien, mortgage lien and deed of trust in the Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien and deed of trust of first priority under applicable law and will be maintained as such throughout the Term.

                                  ARTICLE VIII

         SECTION 8.1 CONDITION OF THE PROPERTY. LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS-IS WHERE-IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR (EXCEPT THAT LESSOR SHALL KEEP THE PROPERTY FREE AND CLEAR OF LESSOR LIENS) AND SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE

RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT. NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP THE PROPERTY FREE AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE PROPERTY (OR ANY PORTION THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF THE PROPERTY, OR ANY PORTION THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT. LESSEE HAS OR PRIOR TO THE APPLICABLE BASIC TERM COMMENCEMENT DATE WILL HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT THE PROPERTY OR APPLICABLE PORTION THEREOF AND THE IMPROVEMENTS THEREON (IF ANY), IS OR WILL BE (INSOFAR AS LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS, AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE AGENT, THE LENDERS AND THE HOLDERS, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

         SECTION 8.2 POSSESSION AND USE OF THE PROPERTY.

                  (a) At all times following the applicable Completion Date, the Property shall be used by Lessee in the ordinary course of its business. Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease. Lessee shall not commit or permit any waste of the Property or any portion thereof.

                  (b) The address stated in Section 6.2(i) of the Participation Agreement is the principal place of business and chief executive office of Lessee (as such terms are used in Section 9-103(3) of the Uniform Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its principal place of business or chief executive office. Each Lease Supplement correctly identifies the location of the related Equipment (if any) and Improvements (if any) (on a Building by Building basis) and contains an accurate legal description for the related parcel of Land. The Equipment and Improvements will be located only at the location identified in the applicable Lease Supplement.

                  (c) Lessee will not attach or incorporate any item of Equipment to or in any other item of equipment or personal property or to or in any real property in a manner that could give rise to the assertion of any Lien (in favor of a third party that is prior to the Liens thereon created by the Operative Agreements) on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

                  (d) Prior to the initial Advance for Hard Costs in respect of the Initial Improvements or any Subsequent Improvements, Lessor and Lessee shall execute a Lease Supplement and a Memorandum of Lease in regard to such applicable Improvements which shall contain an Equipment Schedule that has a general description of the Equipment (if any) which shall comprise any portion of the applicable Improvements, an Improvement Schedule that has a general description of the applicable Improvements which shall comprise a portion of the Property and a legal description of the related Land. Simultaneously with the execution and delivery of each Lease Supplement, such applicable Equipment and Improvements which are financed under the Operative Agreements after such execution and delivery and the remainder of such Property shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

                  (e) At all times during the applicable Term with respect to the Land and any Improvements, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of such portion of the Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to the Property.

         SECTION 8.3 INTEGRATED PROPERTY. On the applicable Rent Commencement Date for the Land and any Improvements, Lessee shall, at its sole cost and expense, cause each such portion of the Property to constitute (and for the duration of the related Term continue to constitute) all of the equipment, facilities, rights, other personal property and other real property necessary or appropriate to operate, utilize, maintain and control such portion of the Property in a commercially reasonable manner.

                                  ARTICLE IX

         SECTION 9.1 COMPLIANCE WITH LEGAL REQUIREMENTS, INSURANCE REQUIREMENTS AND MANUFACTURER'S SPECIFICATIONS AND STANDARDS. Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall
(a) comply with all applicable Legal Requirements (including without limitation all Environmental Laws (except as set forth in Section 15.2)) and all Insurance Requirements relating to the Property, (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property and (c) comply with all manufacturer's specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property, whether or not compliance therewith shall require structural or extraordinary changes in the Property or interfere with the use and enjoyment of the Property, unless the failure to procure, maintain and comply with such items identified in subparagraphs (b) and (c), individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Lessor agrees to take such actions as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section 9.1. Notwithstanding the foregoing, Lessee shall be deemed to be in compliance with all Environmental Laws for purposes of this Lease notwithstanding any Environmental Violation if the severity of such Environmental Violation is less than federal, state and local standards requiring remediation or removal or, if such standards are exceeded, remediation or removal is proceeding in accordance with all applicable Environmental Laws.

                                   ARTICLE X

         SECTION 10.1 MAINTENANCE AND REPAIR; RETURN.

                  (a) Lessee, at its sole cost and expense, shall maintain the Property in good condition, repair and working order (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by Section 9.1 and on a basis consistent with the operation and maintenance of property or equipment comparable in type and function to the Property, such that the Property is capable of being immediately utilized by a third party and in compliance with standard industry practice subject, however, to the provisions of Article XV with respect to Casualty and Condemnation.

                  (b) Lessee shall not use, locate, move or relocate any component of the Property beyond the boundaries of the Land described in the Lease Supplement with regard to the Land, except for the temporary removal of Equipment and other personal property for repair or replacement.

                  (c) If any component of the Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all Liens (other than Permitted Liens and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease). Except as otherwise provided in Section 11.1, all components which are added to the Property shall immediately become the property of (and title thereto shall vest in) Lessor and shall be deemed incorporated in the Property and subject to the terms of this Lease as if originally leased hereunder.

                  (d) Upon reasonable advance notice, Lessor and its agents shall have the right to inspect the Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of an Event of Default, materially disrupt the business of Lessee.

                  (e) Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) one or more additional Appraisals (or reappraisals of the Property) as Lessor may request if any one of Lessor, the Agent, the Trust Company, any Lender or any Holder is required pursuant to any applicable Legal Requirement to obtain such Appraisals (or reappraisals) and upon the occurrence of any Event of Default.

                  (f) Lessor shall under no circumstances be required to build any improvements or install any equipment on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Lease or maintain the Property in any way. Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect.

                  (g) Lessee shall, upon the expiration or earlier termination of this Lease with respect to any portion of the Property, if Lessee shall not have exercised its Purchase Option with respect to such portion of the Property and purchased such portion of the Property, surrender such portion of the Property (i) pursuant to the exercise of the applicable remedies upon the occurrence of a Lease Event of Default, to Lessor or (ii) pursuant to the second paragraph of Section 22.1(a) hereof, to Lessor or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a) through (f), 10.2, 11.1, 12.1, 22.1 and 23.1).

SECTION 10.2 ENVIRONMENTAL INSPECTION. If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to Section 20.1 with respect to any portion of the Property or for whatever reason Lessee does not purchase any of the Property in accordance with the terms of this Lease, then not more than one hundred twenty (120) days nor less than sixty (60) days prior to the applicable Expiration Date, Lessee shall cause to be delivered to Lessor an environmental site assessment recently prepared (no more than thirty
(30) days prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor, and in form, scope and content reasonably satisfactory to Lessor. The cost incurred respecting such environmental site assessment shall be paid for in accordance with the provisions set forth in Section 20.3(b).

                                   ARTICLE XI

         SECTION 11.1 MODIFICATIONS.

                  (a) Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"), and Lessee shall make any and all Modifications required to be made pursuant to all Legal Requirements, Insurance Requirements and manufacturer's specifications and standards; provided, that: (i) no Modification shall materially impair the value, utility or useful life of the Property from that which existed immediately prior to such Modification; (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of the Property; (iv) to the extent required by Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to any Modification; (vi) each Modification shall comply with the requirements of this Lease (including without limitation Sections 8.2 and 10.1); and (vii) except as otherwise contemplated or provided in any Operative Agreement, no Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall finance the proposed replacement Modification outside of this lease facility; provided, further, Lessee shall not make any Modification (unless required by any Legal Requirement) to the extent any such Modification, individually or in the aggregate, shall have or could reasonably be expected to have a Material Adverse Effect. Lessee shall not remove or attempt to remove any Modification from the Property. Title to each Modification shall vest in Lessee to the extent such Modification (a) is not financed pursuant to the Operative Agreements, (b) is not a fixture or other real estate interest, (c) is readily removable without causing material damage to the Property, (d) is not required in order for the Property to comply with any Legal Requirement, any Insurance Requirement or any requirement of Section 8.3 of this Lease and (e) is not necessary to conform to any applicable manufacturer's specification and/or standard. Title to all other Modifications shall immediately and without further action upon their incorporation into the Property (1) become property of Lessor, (2) be subject to this Lease and (3) be titled in the name of Lessor. Lessee at its sole cost and expense shall repair in a good and workmanlike manner any and all damage done to the Property due to the removal, detachment, attempted removal or attempted detachment of any Modification from the Property and all such repairs shall be completed by the earlier of (a) thirty (30) days after such removal, detachment, attempted removal or attempted detachment of the applicable Modification from the applicable Property and (b) the applicable Expiration Date. Lessee shall not remove, detach or attempt to remove or detach any Modification from the Property except in accordance with the provisions of this Section 11.1. The Lessor acknowledges Lessee's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at the Property, other than the Equipment and Modifications required to be titled in the name of Lessor and excluding in all cases fixtures, and Lessor agrees, at Lessee's cost and expenses, to execute Lessor waiver forms, releases of Lessor Liens and other similar documentation (in form and substance reasonably satisfactory to Lessor and the Agent) in favor or any purchase money seller, lessor or lender who has financed or may finance in the future such items.

                  (b) The construction process provided for in the Construction Agency Agreement is acknowledged by Lessor to be consistent with and in compliance with the terms and provisions of this Article XI.

                                  ARTICLE XII

         SECTION 12.1 WARRANTY OF TITLE.

                  (a) Lessee hereby acknowledges and shall cause title in the Property (including without limitation all Equipment, all Improvements, all replacement components to the Property and all Modifications, other than Modifications titled in Lessee's name pursuant to

Section 11.1(a)) immediately and without further action to vest in and become the property of Lessor and to be subject to the terms of this Lease from and after the date hereof or such date of incorporation into the Property. Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property, any component thereof or any Modifications (other than Modifications titled in Lessee's name pursuant to Section 11.1(a)) or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by Lessor, the Agent, any Lender or any Holder pursuant to any Operative Agreement, other than Permitted Liens and Lessor Liens. Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to the Property, the Rent or any other such amounts, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) first priority perfected Liens subject only to Permitted Liens and Lessor Liens. At all times subsequent to the Basic Term Commencement Date respecting a portion of the Property, Lessee shall (i) cause a valid, perfected, first priority Lien on the applicable portion of the Property to be in place in favor of the Agent (for the benefit of the Lenders and the Holders) and (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial Code to perfect such title and Liens.

                  (b) Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PORTION THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO THE PROPERTY.

                                  ARTICLE XIII

         SECTION 13.1 PERMITTED CONTESTS OTHER THAN IN RESPECT OF INDEMNITIES. Except to the extent otherwise provided for in Section 11 of the Participation Agreement, Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition or utility charge payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the Property, Lessor, each Holder, the Agent and each Lender; (b) there shall be no substantial risk of the imposition of a Lien (other than Permitted Liens and Lessor Liens) on the Property and no part of the Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, any Holder, the Agent or any Lender for failure to comply therewith; and (d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the applicable Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1. Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

         SECTION 13.2 IMPOSITIONS, UTILITY CHARGES, OTHER MATTERS; COMPLIANCE WITH LEGAL REQUIREMENTS. Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing proceedings contesting the same in a manner consistent with the requirements of Section 13.1, Lessee shall cause (a) all Impositions, utility charges and such other matters to be timely paid, settled or compromised, as appropriate, with respect to the Property and (b) the Property to comply with all applicable Legal Requirements; provided, that during the Construction Period for any portion of the Property, the costs of such compliance for such portion of the Property shall be paid by Lessor; provided, further, the Lessor shall pay such amounts described in this Section 13.2 only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment.

                                  ARTICLE XIV

         SECTION 14.1 PUBLIC LIABILITY AND WORKERS' COMPENSATION INSURANCE. During the Term for each portion of the Property, Lessee shall procure and carry, at Lessee's sole cost and expense, commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on such portion of the Property or respecting the Equipment and such other public liability coverages (including automobile liability and other liability coverages) as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of not less than $2,000,000 and (ii) for umbrella liability of not less than $15,000,000. The policies shall name Lessee as the insured and shall be endorsed to name Lessor, the Holders, the Agent and the Lenders as additional insureds. The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, any Holder, the Agent or any Lender may have in force. In the operation of the Property, Lessee shall comply with applicable workers' compensation laws and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

         SECTION 14.2 PERMANENT HAZARD AND OTHER INSURANCE AND INSURANCE COVERAGE TO BE MAINTAINED BY OTHER PARTIES.

                  (a) Commencing on or prior to the Construction Commencement Date in respect of any portion of the Property and at all times thereafter until the Basic Term Commencement Date in respect of such portion of the Property, Lessee shall maintain builders' risk insurance with respect to such portion of the Property insuring against all risk of physical loss or damage by fire, earthquake and other risks, in each case in amounts no less than the then current replacement value of such portion of the Property (assuming that such portion of the Property was in the condition required by the terms of this Lease immediately prior to such loss) and on terms that (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee. From and after the Basic Term Commencement Date in respect of any portion of the Property, Lessee shall keep such portion of the Property insured against such risks of physical loss or damage as Lessee and the Agent shall mutually agree upon prior to such date, and shall maintain builders' risk insurance during construction of any Improvements or Modifications, in each case in amounts no less than the then current replacement value of such portion of the Property (assuming that such portion of the Property was in the condition required by the terms of this Lease immediately prior to such loss) and on terms that (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee. All policies required under this Section 14.2(a) shall name Lessee as the insured and shall be endorsed to name Lessor and the Agent (on behalf of the Lenders and the Holders) as a named additional insured and loss payee, to the extent of their respective interests; provided, so long as no Material Default or Event of Default exists, any loss payable under the insurance policies required by this Section for losses up to $1,000,000 will be paid to Lessee.

                  (b) If, during the Term with respect to a portion of the Property the area in which such portion of the Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to the Property or any such portion thereof. During the applicable Term, Lessee shall, in the operation and use of the Property, maintain (i) workers' compensation insurance consistent with that carried by similarly situated companies conducting business similar to that conducted by Lessee and containing minimum liability limits of no less than $100,000 and (ii) automobile liability insurance in form and substance reasonably satisfactory to Lessor. In the operation of the Property, Lessee shall comply with workers' compensation laws applicable to Lessee, and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

                  (c) Lessee shall cause the general contractor and each subcontractor hired with respect to the construction of any of the Improvements and all other consultants, engineers and architects hired in connection with the Property to carry general liability insurance, professional liability insurance (if applicable and if obtainable pursuant to commercially reasonable efforts), workers compensation insurance and automobile liability insurance, in each case in form and substance reasonably satisfactory to Lessor.

         SECTION 14.3 COVERAGE.

                  (a) As of the date of this Lease and annually thereafter during the applicable Term, Lessee shall furnish the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) with ACCORD Evidence of Insurance and, if requested by Lessor, certified copies of insurance policies showing the insurance required under Sections 14.1 and 14.2 to be in effect as of such date, naming (to the extent of their respective interests) Lessor, the Holders, the Agent and the Lenders as additional insureds and loss payees and evidencing the other requirements of this Article XIV. Copies of all builders' risk insurance required pursuant to Section 14.2(a) shall be delivered to Agent prior to the applicable Construction Commencement Date for Agent's review and approval, and copies of all other insurance policies required pursuant to
Section 14.2(a) shall be delivered to Agent prior to the applicable Basic Term Commencement Date for Agent's review and approval. All such insurance shall be at the cost and expense of Lessee and provided by nationally recognized, financially sound insurance companies having a rating by A.M. Best's Key Rating Guide of at least an (i) A- and a Financial Performance Rating of at least a IX (regarding all hazard insurance coverages) and (ii) A- and a Financial Performance Rating of at least a IX (regarding all liability insurance coverages). Lessee shall cause such evidence of insurance to include a provision for thirty (30) days' advance written notice by the insurer to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) in the event of cancellation or material alteration of such insurance. If an Event of Default has occurred and is continuing and the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) so requests, Lessee shall deliver to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) copies of all insurance policies required by Sections 14.1 and 14.2.

                  (b) Lessee agrees that the insurance policy or policies required by Sections 14.1, 14.2(a), 14.2(b) and 14.2(c) shall include an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee or any Contractor, as the case may be, waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee or any Person acting on behalf of Lessee. Lessee hereby waives any and all such rights against Lessor, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

                  (c) Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.

                  (d) Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Sections 14.2(a) and 14.2(b), shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage; provided, that during any Construction Period, the cost of such insurance with respect to the applicable portion of the Property shall be paid by Lessor; provided, further, the Lessor shall pay such amounts described in this Section 14.3(d) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment. Notwithstanding the foregoing, during any Construction Period, the Construction Agent shall cause the insurance coverages referenced in Sections 14.1, 14.2(a), 14.2(b) and 14.2(c) to be procured.

         SECTION 14.4 ADDITIONAL INSURANCE REQUIREMENTS. Not in limitation of any provision of the Operative Agreements but in addition thereto, Lessee shall obtain any and all additional insurance policies with regard to the Property or otherwise with respect to the transactions contemplated by the Operative Agreements as reasonably requested from time to time by Lessor.

                                  ARTICLE XV

         SECTION 15.1 CASUALTY AND CONDEMNATION.

                  (a) Subject to this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Material Default or an Event of Default, Lessee shall be entitled to receive directly (and Lessor hereby irrevocably assigns to Lessee all of Lessor's right, title and interest in) any condemnation proceeds, award, compensation or insurance proceeds under Sections 14.2(a) or 14.2(b) hereof to which Lessee or Lessor or any additional insured Person under Sections 14.2(a) or 14.2(b) may become entitled by reason of their respective interests in the Property (i) if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to the Property or any portion thereof or any appurtenance thereto is the subject of a Condemnation; provided, however, if a Material Default or an Event of Default shall have occurred and be continuing or if such award, compensation or insurance proceeds shall exceed $1,000,000, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this Article XV or, if applicable, applied to the repayment of the Property Cost in accordance with Section 16 on the Termination Date. All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and when all such obligations of Lessee with respect to such matters (and all other obligations of Lessee which should have been satisfied pursuant to the Operative Agreements as of such date) have been satisfied, all amounts so held by Lessor shall be paid over to Lessee.

                  (b) Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof; provided, that in the case of a Casualty or Condemnation with respect to a portion of the Property occurring during any Construction Period therefor, such expenses shall be paid by Lessor; provided, further, the

Lessor shall pay such amounts described in this Section 15.1(b) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment. At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment; provided, that in the case of a Casualty or Condemnation with respect to a portion of the Property occurring during any Construction Period therefor, such expenses shall be paid by Lessor; provided, further, the Lessor shall pay such amounts described in this Section 15.1(b) only if funds are made available by the Lenders and the Holders in an amount sufficient to allow such payment. Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

                  (c) If Lessee shall receive notice of a Casualty or a Condemnation of the Property or any portion thereof or any interest therein where damage to the Property or such portion is estimated to equal or exceed twenty-five percent (25%) of the Property Cost of the Property or such portion, as the case may be, Lessee shall give notice thereof to Lessor promptly after Lessee's receipt of such notice. In the event such a Casualty or Condemnation occurs (regardless of whether Lessee gives notice thereof), then Lessee shall be deemed to have delivered a Termination Notice to Lessor with respect to the Property or the applicable portion thereof and the provisions of Sections 16.1 and 16.2 shall apply.

                  (d) In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the Property or applicable portion thereof in accordance with Section 16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor a notice to such effect.

                  (e) If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the Property or affected portion thereof, Lessee shall, at its sole cost and expense (subject to reimbursement in accordance with Section 15.1(a)) promptly and diligently repair any damage to the Property or affected portion thereof caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and Specifications or manufacturer's specifications for the applicable Improvements, Equipment or other components of the applicable portion of the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the applicable portion of the Property and all applicable Legal Requirements), so as to restore the applicable portion of the Property to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the applicable portion of the Property shall remain with Lessor. Lessor shall make disbursements from time to time of any award, compensation or insurance proceeds held by it to Lessee for application to the cost of restoration subject to the satisfaction of the following conditions: (i) Lessor shall have received a fully executed counterpart of a requisition therefor (in form and substance reasonably satisfactory to Lessor), requesting funds in an amount not exceeding the cost of work completed or insured since the last disbursement, together with reasonably satisfactory evidence of the state of completion and of performance of the work in a good and workman-like manner and in accordance with the applicable as-built Plans and Specifications, (ii) at the time of any such disbursement, no Lease Default or Lease Event of Default shall have occurred and be continuing, and no mechanic's or materialmen's liens shall have been filed and remain undischarged, except those discharged by the disbursement of the requested funds or which are otherwise bonded, (iii) Lessor shall be reasonably satisfied that sufficient funds are available to complete such restoration and (iv) Lessor shall have good and marketable title to the Property, subject only to Permitted Liens. Provided no Lease Default or Lease Event of Default shall have occurred and be continuing, any award, compensation or insurance proceeds remaining after restoration of the Property as herein provided shall be paid to Lessee.

                  (f) In no event shall a Casualty or Condemnation affect Lessee's obligations to pay Rent pursuant to Article III.

                  (g) Notwithstanding anything to the contrary set forth in
Section 15.1(a) or Section 15.1(e), if during the Term with respect to any portion of the Property a Casualty occurs with respect to such portion thereof or Lessee receives notice of a Condemnation with respect to the Property or such portion thereof, and following such Casualty or Condemnation, the Property or such portion thereof cannot reasonably be restored, repaired or replaced on or before the day one hundred eighty (180) days prior to the related Expiration Date or the date nine (9) months after the occurrence of such Casualty or Condemnation (if such Casualty or Condemnation occurs during the applicable
Term) to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day the Property or such portion is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for the Property or the applicable portion thereof on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2) and pay Lessor the Termination Value for the Property or the applicable portion thereof; provided, if any Default or Event of Default has occurred and is continuing, Lessee shall also promptly (and in any event within three (3) Business Days) pay Lessor any award, compensation or insurance proceeds received on account of any Casualty or Condemnation with respect to the Property or any portion thereof; provided, further, that if no Material Default or Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee. If a Material Default or an Event of Default has occurred and is continuing and any Loans, Holder Advances or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Holder Advances or other amounts owing with respect thereto) shall be paid to Lessor, held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and applied to such obligations upon the exercise of remedies in connection with the occurrence of an Event of Default, with the remainder of such Excess Proceeds in excess of such Loans, Holder Advances and other amounts owing with respect thereto being distributed to the Lessee.

                  (h) If a Casualty or Condemnation occurs with respect to any portion of the Property prior to the Construction Period Termination Date applicable to such portion of the Property, the applicable provisions of the Construction Agency Agreement shall control to the extent of any inconsistency between the provisions of this Section 15.1 and the Construction Agency Agreement.

         SECTION 15.2 ENVIRONMENTAL MATTERS. Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of the Property or in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $50,000, Lessee shall notify Lessor in writing of such condition. In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the Property or applicable portion thereof pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake and diligently complete any response, clean up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws. Any such undertaking shall be timely completed in accordance with prudent industry standards. If Lessee does not deliver a Termination Notice with respect to the Property or applicable portion thereof pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable Environmental Law. Not less than sixty (60) days prior to any time that Lessee elects to remarket any portion of the Property pursuant to Section 20.1 hereof or any other provision of any Operative Agreement, Lessee at its expense shall cause to be delivered to Lessor an environmental site assessment respecting the Property or applicable portion thereof recently prepared (no more than thirty
(30) days prior to the date of delivery) by an independent recognized professional acceptable to Lessor in its reasonable discretion and in form, scope and content satisfactory to Lessor in its reasonable discretion. Notwithstanding any other provision of any Operative Agreement, if Lessee fails to comply with the foregoing obligation regarding the environmental site assessment, Lessee shall be obligated to purchase the Property or applicable portion thereof for its Termination Value and shall not be permitted to exercise (and Lessor shall have no obligation to honor any such exercise) any rights under any Operative Agreement regarding a sale of such portion of the Property to a Person other than Lessee.

         SECTION 15.3 NOTICE OF ENVIRONMENTAL MATTERS. Promptly, but in any event within five (5) Business Days from the date Lessee has actual knowledge thereof, Lessee shall provide to Lessor written notice of any pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within five (5) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Law in connection with the Property. Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.

                                  ARTICLE XVI

         SECTION 16.1 TERMINATION UPON CERTAIN EVENTS. If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this Lease with respect to the

Property or a portion thereof to Lessor in the form described in Section 16.2(a) (a "Termination Notice") pursuant to the provisions of this Lease, then following the applicable Casualty, Condemnation or Environmental Violation, this Lease shall terminate with respect to the Property or such portion thereof, as applicable, on the applicable Termination Date.

         SECTION 16.2 PROCEDURES.

                  (a) A Termination Notice shall contain: (i) notice of termination of this Lease with respect to the Property or affected portion thereof on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee to pay the Termination Value for the Property or applicable portion thereof and purchase the Property or applicable portion thereof on such Termination Date.

                  (b) On each Termination Date, Lessee shall pay to Lessor the Termination Value for the Property or applicable portion thereof, and Lessor shall convey the Property or the applicable portion thereof, as the case may be, to Lessee (or Lessee's designee), all in accordance with Section 20.2.

                                  ARTICLE XVII

         SECTION 17.1 LEASE EVENTS OF DEFAULT. If any one (1) or more of the following events (each a "Lease Event of Default") shall occur:

                  (a) Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within three (3) days after the same has become due and payable or (ii) any Termination Value on the date any such payment is due and payable, or any payment of Basic Rent or Supplemental Rent due on the due date of any such payment of Termination Value, or (iii) any amount due on any Expiration Date;

                  (b) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in Section 17.1(a)(ii)) or any other Credit Party shall fail to make any payment of any amount under any Operative Agreement which has become due and payable within three (3) days after receipt of notice that such payment is due;

                  (c) Lessee shall fail to maintain insurance as required by
Article XIV of this Lease or (ii) Lessee shall fail to deliver any requisite ACCORD Evidence of Insurance or certified copy of any insurance policy required thereunder when due under the terms hereof and such failure to deliver shall continue unremedied for a period of ten (10) days after an officer of Lessee becoming aware of such failure to deliver, or notice from the Agent of such failure to deliver;

                  (d) Any representation or warranty made by any Credit Party set forth in this Lease or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false or inaccurate in any material way when made;

                  (e) A Construction Agency Agreement Event of Default shall have occurred and be continuing;

                  (f) (i) Any Credit Party or any Subsidiary of any Credit Party shall default (beyond applicable periods of grace and/or notice and cure) in the payment when due of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $10,000,000; or any other event or condition shall occur which results in a default of any such Indebtedness or enables the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) The liquidation or dissolution of any Credit Party, or the suspension of the business of any Credit Party, or the filing by any Credit Party of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of any Credit Party indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by any Credit Party for, or the appointment by consent or acquiescence of any Credit Party of a receiver, a trustee or a custodian of any Credit Party for all or a substantial part of its property; the making by Lessee of any assignment for the benefit of creditors; the admission by any Credit Party in writing of its inability to pay its debts as they mature or is generally not paying its debts and other financial obligations as they become due and payable; or any Credit Party taking any corporate action to authorize any of the foregoing;

                  (h) The filing of an involuntary petition against any Credit Party in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of any Credit Party for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Credit Party, and the continuance of any of such events for ninety (90) days undismissed or undischarged;

                  (i) The adjudication of any Credit Party as bankrupt or insolvent;

                  (j) The entering of any order in any proceedings against any Credit Party or any Subsidiary of any Credit Party decreeing the dissolution, divestiture or split-up of any Credit Party or any Subsidiary of any Credit Party, and such order remains in effect for more than sixty (60) days;

                  (k) Any report, certificate, financial statement or other instrument delivered to Lessor by or on behalf of any Credit Party pursuant to the terms of this Lease or any other Operative Agreement is false or misleading in any material respect when made or delivered;

                  (l) The Lessee or any other Credit Party shall

                           (i) default in the due performance or observance of
                  any term, covenant or agreement contained in Sections 8.3A(b), 8.3A(h), 8.3A(i) or 8.3B(a) through 8.3B(o) of the Participation Agreement, inclusive;

                           (ii) default in the due performance or observance of
                  any term, covenant or agreement contained in Sections 8.3A(a)(i), (ii), (iii) or (iv) of the Participation Agreement and such default shall continue unremedied for a period of at least five (5) days after the earlier of an officer of such Credit Party becoming aware of such default or notice thereof by the Agent; or

                           (iii) default in the due performance or observance by
                  it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c), (l)(i) or (l)(ii) of this Section 17.1) contained in this Lease or any other Operative Agreement and such default shall continue unremedied for a period of at least thirty (30) days after the earlier of an officer of such Credit Party becoming aware of such default or notice thereof by the Agent; provided, however, that if such default is of a nature that is not capable of being cured within such thirty (30) day period, and the Lessee or any other such Credit Party promptly commences appropriate steps to cure such default within such thirty (30) day period and continues to pursue such cure with diligence and good faith thereafter, unless the Agent shall determine that such delay could reasonably be expected to have a Material Adverse Effect, such thirty (30) day period shall be extended for an additional sixty (60) days;

                  (m) A final judgment or judgments for the payment of money shall be rendered by a court or courts against any Credit Party or any Subsidiary of any Credit Party or any of their assets in excess of $10,000,000 in the aggregate, and (i) the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, or (ii) any Credit Party or any such Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, or (iii) such judgment or judgments shall not be discharged (or provisions shall not be made for such discharge) within thirty (30) days after a decision has been reached with respect to such appeal and the related stay has been lifted;

                  (n) Any Credit Party or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay to the PBGC or to a Pension Plan under Title IV of ERISA; or notice of intent to terminate a Pension Plan or Pension Plans having aggregate Unfunded Liabilities in excess of $5,000,000 shall be filed under Title IV of ERISA by any Credit Party or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Pension Plan or Pension Plans or a proceeding shall be instituted by a fiduciary of any such Pension Plan or Pension Plans against any Credit Party or any member of the Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Pension Plan or Pension Plans must be terminated;

                  (o) Any Change of Control shall occur;

                  (p) Any Operative Agreement shall cease to be in full force and effect;

                  (q) Except as to any Credit Party which is released in accordance with the Operative Agreements, the guaranty given by any Guarantor under the Participation Agreement or any material provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty;

                  (r) the occurrence and continuance of any event, condition or other circumstance to the extent attributable to or resulting from any act or omission of any Credit Party that has a Material Adverse Effect; or

                  (s) in the event Lessee is not purchasing the Property or applicable portion thereof upon the applicable Expiration Date or earlier termination of this Lease, failure to comply with the return conditions set forth in Articles XX and XXII hereof;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this Article XVII and in Section 18.1, terminate this Lease by giving Lessee five (5) days notice of such termination (provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated without the giving of notice upon the occurrence of a Lease Event of Default under Sections 17.1(g), (h) or (i), and this Lease shall terminate, and all rights of Lessee under this Lease shall cease. Lessee shall, to the fullest extent permitted by law, pay as Supplemental Rent all reasonable costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of Default hereunder.

         A POWER OF SALE HAS BEEN GRANTED IN THIS LEASE. A POWER OF SALE MAY ALLOW LESSOR TO TAKE THE PROPERTY OR ANY PORTION THEREOF AND SELL THE PROPERTY OR SUCH PORTION WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON THE OCCURRENCE OF A LEASE EVENT OF DEFAULT.

                  SECTION 17.2 SURRENDER OF POSSESSION. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty
(30) days written notice, surrender to Lessor possession of the Property. Lessor may enter upon and repossess the Property by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Property. Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law. Upon the written demand of Lessor, Lessee shall return the Property promptly to Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of, Section 22.1(c) hereof.

                  SECTION 17.3 RELETTING. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet all or any portion of the Property, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term with respect to any applicable portion of the Property) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and Lessor may collect, receive and retain the rents resulting from such reletting. Lessor shall not be liable to Lessee for any failure to relet the Property or any portion thereof or for any failure to collect any rent due upon such reletting.

         SECTION 17.4 DAMAGES. Neither (a) the termination of this Lease as to the Property or any portion thereof pursuant to Section 17.1; (b) the repossession of the Property or any portion thereof; nor (c) the failure of Lessor to relet the Property or any portion thereof, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting. If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including without limitation the date of such termination. Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the final Term hereof or what would have been the final Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of the Property or any portion thereof; provided, that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as Lessor shall not have received the amounts specified in Section 17.6. In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, any Holder's, the Agent's and any Lender's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting. To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent. Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         SECTION 17.5 POWER OF SALE. Without limiting any other remedies set forth in this Lease, Lessor and Lessee agree that Lessee has granted, pursuant to Section 7.1(b) hereof and each Lease Supplement, a Lien against the Property WITH POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any portion of the Property.

         SECTION 17.6 FINAL LIQUIDATED DAMAGES. Subject to Section 17.11 and to the limitations of the Construction Agency Agreement, if a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value in respect to all of the Property then subject to this Lease. Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Property, Improvements, Fixtures, Modifications, Equipment and all components thereof, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including without limitation the release of the Lease and the Memorandum of Lease recorded in connection therewith) and any Lessor Liens. The Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in its then present physical condition. If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Property, the Improvements, Fixtures, Modifications, Equipment or the components thereof unless Lessee shall have paid in full the Termination Value in respect of all of the Property then subject to this Lease. Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         SECTION 17.7 ENVIRONMENTAL COSTS. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall pay directly to any third party (or at Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting the Property, as such testing or work is deemed appropriate in the reasonable judgment of Lessor, and shall indemnify and hold harmless Lessor and each other Indemnified Person therefrom. Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by Lessor for such payment. The provisions of this Section 17.7 shall not limit the obligations of Lessee under any Operative Agreement regarding indemnification obligations, environmental testing, remediation and/or work.

         SECTION 17.8 WAIVER OF CERTAIN RIGHTS. If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

         SECTION 17.9 ASSIGNMENT OF RIGHTS UNDER CONTRACTS. If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property or any portion thereof (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Property or any portion thereof.

         SECTION 17.10 REMEDIES CUMULATIVE. Lessor shall be entitled to enforce payment of all amounts and performance of obligations evidenced hereby and to exercise all rights and powers under this instrument or under any of the other Operative Agreements or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations evidenced hereby may now or hereafter be otherwise secured, whether by deed of trust, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement shall prejudice or in any manner affect Lessor's right to realize upon or enforce any other security now or hereafter held by Lessor, it being agreed that Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by Lessor in such order and manner as Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Agreements to Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lessor. In no event shall Lessor, in the exercise of the remedies provided in this instrument, be deemed a "mortgagee in possession," and Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         SECTION 17.11 INTENTIONALLY OMITTED.

         SECTION 17.12 ADDITIONAL LEASE REMEDIES. In addition to the other rights and remedies set forth herein and provided the same do not interfere with the exercise by Lessee of the Purchase Option in accordance with the terms of the Operative Agreements, Lessor shall have the right to continue this Lease in effect and, as permitted by Section 1951.4 of the California Civil Code, to enforce, by suit or otherwise, all covenants and conditions hereof to be performed or complied with by Lessee and exercise all of Lessor's rights and remedies under this Lease, including, without limitation, the right to recover Basic Rent and Supplemental Rent from Lessee as it becomes due under this Lease, even though Lessee shall have breached this Lease and abandoned the Property. Acts of maintenance or preservation, or efforts by Lessor or on Lessor's behalf to relet the Property, or the appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease, shall not constitute a termination of Lessee's right to possession of the Property; provided, however, that the foregoing enumeration shall not be construed as in any way limiting the actions Lessor may take without terminating Lessee's right to possession. In furtherance of the rights hereby granted to Lessor, and to the extent permitted by law, Lessee hereby appoints Lessor its agent and attorney-in-fact, which appointment shall be deemed to be coupled with an interest and is irrevocable, with power of substitution, to enter the Property upon a Lease Event of Default hereunder and remove therefrom all persons and property (with the right to store such property on the Property in a public warehouse or elsewhere at the cost and risk and for the account of Lessee) and to alter the Property in such manner as Lessor may deem necessary or advisable so as to put the Property in good order and to make the same rentable and from time to time and sublet the Property or any portion thereof for such term or terms whether or not extending beyond the then current applicable term of this Lease (but such sublease may provide for a new and successive lease to commence immediately upon the termination of this Lease), at such rentals and upon such other terms as Lessor in its sole discretion may deem advisable, and with the right to make alterations and repairs to the Property; and Lessee agrees to pay to Lessor on demand all reasonable expenses incurred by Lessor in such subletting, and in altering, repairing and putting the Property in good order and condition, and in reletting the same, including fees of attorneys and architects, and all other reasonable expenses or commissions. Lessor shall be Lessee's agent and representative on the Property in respect of all matters arising under or in connection with any such sublease made for Lessee by Lessor. Under each such sublease, Lessee shall retain the right to enter upon and use the Property, subject to the terms and conditions of such sublease and the rights of the sublessee thereunder. Lessee further agrees to pay to Lessor, following the date of such subletting, to and including the date provided in this Lease for the expiration of the final Term, the sums of money which would have been payable by Lessee as Basic Rent and Supplemental Rent, deducting only the net amount of rent, if any, which Lessor shall actually receive (after deducting from the gross receipts the expenses, costs and payments of Lessor which in accordance with the terms of this Lease would have been borne by Lessee) in the meantime from and by any such subletting of the Property, and Lessee hereby agrees to remain liable for all sums otherwise payable by Lessee under this Lease, including, but not limited to, the expenses of Lessor aforesaid, as well as for any deficiency aforesaid. Lessor shall have the right from time to time to begin and maintain successive actions or other legal proceedings against Lessee for the recovery of such deficiency, expenses or damages or for a sum equal to any installments of Basic Rent or Supplemental Rent and other sums payable hereunder, and to recover the same upon the liability of Lessee herein provided, which liability it is expressly covenanted shall survive the commencement or determination of any action to secure possession of the Property. Nothing herein contained shall be deemed to require Lessor to wait to begin such action or other legal proceedings until the date when this Lease would have expired by limitation had there been no such Lease Event of Default. Notwithstanding any such subletting without termination, pursuant to the terms hereof, Lessor shall retain the right to and may at any time thereafter elect to terminate this Lease or Lessee's right to possession of the Property for any previous breach which remains uncured or for any subsequent breach by giving Lessee written notice thereof as herein provided, and in such event Lessee shall forfeit any rights or interest under any such sublease and thereafter the obligations of any such sublessee shall run directly to Lessor for its own account. Upon application by Lessor, a receiver may be appointed to take possession of the Property, exercise all rights granted to Lessor as agent and attorney-in-fact for Lessee set forth in this Section 17.12 and apply any rentals collected from the Property as hereinabove provided. No taking of possession of the Property or other act by Lessor as the agent and attorney-in-fact for Lessee pursuant to the foregoing provisions, nor any subletting by Lessor for Lessee pursuant to the foregoing provisions, nor any such appointment of a receiver shall constitute or be construed as an election by Lessor to terminate this Lease or Lessee's right to possession of the Property unless a written notice of such intention be given to Lessee.

         SECTION 17.13 LOAN REMEDIES. If the transaction evidenced by this Agreement and the other Operative Documents is treated as a loan, upon the occurrence or existence of any Event of Default and at any time thereafter unless such Event of Default is waived, Lessor may, with the consent of the Majority Secured Parties, or shall, upon instructions from the Majority Secured Parties, exercise any one or more of the rights and remedies set forth in the Mortgage Instruments.

                               ARTICLE XVIII

         SECTION 18.1 LESSOR'S RIGHT TO CURE LESSEE'S LEASE DEFAULTS. Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of Lessee, including without limitation the failure by Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of Lessee, enter upon the Property, and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of any lessee. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to Lessor on demand.

                                  ARTICLE XIX

         SECTION 19.1 PROVISIONS RELATING TO LESSEE'S EXERCISE OF ITS PURCHASE OPTION. In connection with any termination of this Lease with respect to all or any portion of the Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to all or any portion of the Property, and upon tender by Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment (by deed or other appropriate instrument) of Lessor's entire interest in the Property or such portion of the Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to Lessor but without any warranties (of title or otherwise) from Lessor other than absence of Lessor Liens. The Property or such portion thereof shall be conveyed to Lessee "AS-IS, "WHERE-IS" and in then present physical condition.

                                  ARTICLE XX

         SECTION 20.1 PURCHASE OPTION OR SALE OPTION-GENERAL PROVISIONS. Not less than one hundred twenty (120) days and no more than one hundred eighty
(180) days prior to the Expiration Date applicable to the Initial Improvements or any Subsequent Improvements or

(respecting the Purchase Option only) any Payment Date, Lessee may give Lessor irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) (i) the option to purchase all, but not less than all, of the related portion of the Property on such Expiration Date or on the Payment Date specified in the Election Notice or in accordance with the Parcel Sale Requirements, or (ii) the option to purchase at least one year prior to applicable Expiration Date all of the Initial Improvements or any Subsequent Improvements and related Property on the Payment Date specified in the Election Notice for purchase (the "Purchase Option") or (b) with respect to an Election Notice given in connection with an Expiration Date only, the option to remarket the applicable portion of the Property to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such portion of the Property to occur on such Expiration Date pursuant to the terms of Section 22.1 (the "Sale Option"). Regarding the purchase of less than all of the Property, at Lessee's option and without the consent of any Financing Party, Lessee may provide irrevocable written notice to Lessor not less than one hundred twenty (120) days and no more than one hundred eighty (180) days prior to any Payment Date (in all cases at least one year prior to the Expiration Date) that Lessee desires to purchase one or more separate legal and tax parcels of the Land and such portion of the Initial Improvements or Subsequent Improvements and related Property located thereon, if (i) the conveyance of such portion of the Property will not impair the access, use, occupancy or Fair Market Sales Value of the Property remaining in the Trust, (ii) the Property remaining in the Trust (A) shall constitute one or more legal and tax parcels, (B) shall contain at least one Building, (C) shall be viable as a separate property in compliance with Legal Requirements and
(D) shall have a Fair Market Sales Value of 100% or more of the Property Cost allocable to such remaining portion of the Property and (iv) at the time of sale to Lessee of such portion of the Property, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the Termination Value for such portion of the Property) (the terms referenced in the foregoing subsections (i), (ii) and (iii) may be referred to as the "Parcel Sale Requirements"). To the extent the Parcel Sale Requirements are satisfied, Lessor shall sell such portion of the Property to Lessee. If Lessee does not give an Election Notice indicating the Purchase Option or the Sale Option with respect to all or any portion of the Property at least one hundred twenty (120) days and not more than one hundred eighty (180) days prior to the applicable Expiration Date, then, unless such Expiration Date is the final Expiration Date to which the applicable Term may be extended, the term of this Lease with respect to such portion of the Property shall be extended in accordance with Section 2.2 hereof; if such Expiration Date is the final Expiration Date with respect to such portion of the Property, or if an extension of the applicable Term is not consented to by all Financing Parties in accordance with the Operative Agreements, then Lessee shall be deemed to have elected the Purchase Option. If Lessee shall either (i) elect (or be deemed to have elected) to exercise the Purchase Option or (ii) elect the Sale Option and fail to cause the applicable portion of the Property to be sold in accordance with the terms of Section 22.1 on the related Expiration Date, then in either case Lessee shall pay to Lessor on the date on which such purchase or sale is scheduled to occur an amount equal to the Termination Value for applicable portion of the Property (which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to applicable portion of the Property in accordance with Section 20.2.

         SECTION 20.2 LESSEE PURCHASE OPTION. Provided, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the

Termination Value for all of the Property) and provided, that the Election Notice has been appropriately given specifying the Purchase Option, Lessee shall purchase all of the Property (or if applicable, and upon satisfaction of all Parcel Sale Requirements, the applicable portion of the Property pursuant to a notice provided in accordance with Section 20.1) on the related Expiration Date or Payment Date at a price equal to the Termination Value for the Property or such portion thereof (which the parties do not intend to be a "bargain" purchase price).

         Subject to Section 19.2, in connection with any termination of this Lease with respect to any portion of the Property pursuant to the terms of
Section 16.2, or in connection with Lessee's exercise of its Purchase Option, upon the date on which this Lease is to terminate with respect to any portion of the Property, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following: (a) a special or limited warranty deed conveying the Property or such portion thereof to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying the Property (to the extent it is personal property) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens;
(c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable deed; and (d) FIRPTA affidavits. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. The applicable portion of Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in then present physical condition.

         If the Property or any portion thereof is the subject of remediation efforts respecting Hazardous Substances at any Expiration Date which could materially and adversely impact the Fair Market Sales Value of the Property or such portion thereof (with materiality determined in each case in Lessor's reasonable discretion), then Lessee shall be obligated to purchase the Property or such portion thereof pursuant to Section 20.2.

         On any Expiration Date and/or any Payment Date on which Lessee has elected to exercise its Purchase Option, Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, the sum of all costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement.

         SECTION 20.3 THIRD PARTY SALE OPTION.

                  (a) Provided, that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option, Lessee shall undertake to cause a sale of the Initial Improvements or Subsequent Improvements, and all related portions of the Property, on the Expiration Date applicable thereto (all as specified in the Election Notice) in accordance with the provisions of Section
22.1 hereof.

                  (b) In the event Lessee exercises the Sale Option with respect to all or any portion of the Property then, as soon as practicable and in all events not less than sixty (60) days prior to the applicable Expiration Date, Lessee shall cause to be delivered to Lessor an environmental site assessment for the Property or such portion of the Property recently prepared

(no more than thirty (30) days old prior to the Sale Date) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor. Lessor (at the direction of the Agent) shall elect whether the costs incurred respecting the above-referenced environmental site assessment shall be paid by either (i) sales proceeds from the Property or applicable portion thereof, (ii) Lessor (but only to the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to the foregoing shall be added to the Property Cost of the applicable portion of the Property; provided, further, amounts funded by Lessee with respect to the foregoing shall be a part of (and limited by) the applicable Maximum Residual Guarantee Amount. In the event that Lessor shall not have received such environmental site assessment by the date sixty (60) days prior to such Expiration Date or in the event that such environmental assessment shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee on such Expiration Date shall pay to Lessor an amount equal to the Termination Value for such portion of the Property and any and all other amounts due and owing hereunder. Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to such portion of the Property in accordance with Section 19.1.

                                  ARTICLE XXI

         SECTION 21.1 [INTENTIONALLY OMITTED].

                                  ARTICLE XXII

         SECTION 22.1 SALE PROCEDURE.

                  (a) During the applicable Marketing Period, Lessee, on behalf of Lessor, shall obtain bids for the cash purchase of the applicable portion of the Property in connection with a sale to one (1) or more third party purchasers to be consummated on the related Expiration Date or such earlier date as is acceptable to the Agent and the Lessee (each, a "Sale Date") for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for such portion of the Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time. On the Sale Date, such portion of the Property shall be sold for one aggregate cash price amount. All such prospective purchasers must be Persons other than Lessee or any Affiliate of Lessee. On the Sale Date, Lessee shall pay (or cause to be paid) to Lessor and all other parties, as appropriate, all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement and Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the sale of the applicable portion of the Property shall be paid by either (i) sales proceeds from such portion of the Property, (ii) Lessor (but only the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs and expenses) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to such costs and expenses shall be added to the Property Cost of the applicable portion of the Property; provided, further, amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the applicable Maximum Residual Guarantee Amount.

         Lessor may reject any and all bids and may solicit and obtain bids by giving Lessee written notice to that effect; provided, however, that notwithstanding the foregoing, Lessor may not reject any bid submitted by Lessee if such bid, in the aggregate, is greater than or equal to the sum of the Limited Recourse Amount for such portion of the Property, and represents a bona fide offer from one (1) or more third party purchasers. If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for the applicable portion of the Property on the Sale Date is less than the sum of the Limited Recourse Amount for such portion of the Property or if such bids do not represent bona fide offers from one (1) or more third parties or if there are no bids, Lessor may elect to retain such portion of the Property by giving Lessee at least five (5) Business Days prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, such portion of the Property specified in such notice in accordance with the terms and conditions of Section
10.1. If Lessor does not elect to retain such portion of the Property, then Lessee shall cause the sale of such portion of the Property to be completed on the related Sale Date in accordance with this Section 22.1 and the maximum liability of the Lessee with respect thereto shall be as provided pursuant to
Section 22.1(b). Upon acceptance of any bid, Lessor agrees, at Lessee's request and expense, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this Article XXII and provides by its terms that it is nonrecourse to Lessor.

         Unless Lessor shall have elected to retain a portion of the Property pursuant to the provisions of the preceding paragraph, Lessee shall arrange for Lessor to sell all such portions of the Property free and clear of the Lien of this Lease and any Lessor Liens, without recourse or warranty (of title or otherwise), for cash on the related Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be. To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following: (a) special or limited warranty deeds conveying such portion of the Property (to the extent it is real property titled to Lessor) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying such portion of the Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record each deed; and (d) FIRPTA affidavits, as appropriate. All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor. Lessee shall surrender such portion of the Property so sold or subject to such documents to each purchaser in the condition specified in Section 10.1, or in such other condition as may be agreed between Lessee and such purchaser. Neither Lessor nor Lessee shall take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any portion of the Property. If such portion of the Property is not either (i) sold on the related Sale Date in accordance with the terms of this Section 22.1, or (ii) retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the second sentence of the second paragraph of this Section 22.1(a), then (x) Lessee shall be obligated to pay Lessor on the Sale Date an amount equal to the aggregate Termination Value for such portion of the Property less any sales proceeds received by the Lessor, and (y) Lessor shall transfer such portion of the Property to Lessee in accordance with Section 20.2.

                  (b) If such portion of the Property is sold on a Sale Date to one (1) or more third party purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for such portion of the Property is less than the sum of the aggregate Property Cost for such portion of the Property (hereinafter such difference shall be referred to as the "Deficiency Balance"), then Lessee hereby unconditionally promises to pay to Lessor on such Sale Date all Rent and all other amounts then due and owing pursuant to the Operative Agreements and the lesser of (i) the Deficiency Balance, or (ii) the Maximum Residual Guarantee Amount for such portion of the Property. On a Sale Date if (x) Lessor receives the aggregate Termination Value for such portion of the Property from one (1) or more third party purchasers, (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of Section 22.1(a) and (z) the aggregate purchase price paid for such portion of the Property on such date plus the amount paid by Lessee to Lessor pursuant to the terms of this Section 22.1(b) exceeds the sum of the aggregate Property Cost for such portion of the Property, then Lessor shall promptly pay Lessee such excess. The obligation to pay any such excess to Lessee shall survive the termination of this Lease. If a portion of the Property is retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then Lessee hereby unconditionally promises to pay to Lessor on the related Sale Date all Rent and all other amounts then due and owing pursuant to the Operative Agreements and an amount equal to the Maximum Residual Guarantee Amount for such portion of the Property so retained. Any payment of the foregoing amounts described in this Section 22.1(b) shall be made together with a payment of all other amounts referenced in the last sentence of the first paragraph of Section 22.1(a).

                  (c) In the event that such portion of the Property is either sold to one (1) or more third party purchasers on a Sale Date or retained by Lessor in connection with an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale Date Lessee shall provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all non-proprietary permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain such portion of the Property for the purpose it is being used by Lessee, and (ii) such non-proprietary manuals, permits, easements, licenses, intellectual property, know-how, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of such portion of the Property for its intended purpose or otherwise as Lessor or such third party purchaser(s) shall reasonably request (and a royalty-free license or similar agreement to effectuate the foregoing on terms reasonably agreeable to Lessor or such third party purchaser(s), as applicable). All such assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to Lessor or such third party purchaser(s), as applicable, and shall be fully assignable

(including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.

         SECTION 22.2 APPLICATION OF PROCEEDS OF SALE. In the event Lessee receives any proceeds of sale of any portion of the Property, such proceeds shall be deemed to have been received in trust on behalf of Lessor and Lessee shall promptly remit such proceeds to Lessor. Lessor shall apply the proceeds of sale of any portion of the Property in the following order of priority:

                  (a) FIRST, to pay or to reimburse Lessor (and/or the Agent, as the case may be) for the payment of all reasonable costs and expenses incurred by Lessor (and/or the Agent, as the case may be) in connection with the sale (to the extent Lessee has not satisfied its obligation to pay such costs and expenses);

                  (b) SECOND, so long as the Credit Agreement is in effect and any Loans or Holder Advances or any amount is owing to the Financing Parties under any Operative Agreement, to the Agent to be applied pursuant to intercreditor provisions among Lessor, the Lenders and the Holders contained in the Operative Agreements; and

                  (c) THIRD, to Lessee.

         SECTION 22.3 INDEMNITY FOR EXCESSIVE WEAR. If the proceeds of the sale described in Section 22.1 with respect to any portion of the Property shall be less than the Limited Recourse Amount with respect to such portion of the Property, and at the time of such sale it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair Market Sales Value of such portion of the Property shall have been impaired by greater than normal and expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal Procedure or (ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

         SECTION 22.4 APPRAISAL PROCEDURE. For determining the Fair Market Sales Value of any portion of the Property (including without limitation for purposes of the Parcel Sale Requirements) or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and Lessee shall use the following procedure (the "Appraisal Procedure"). Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two (2) qualified appraisers, one (1) chosen by Lessee and one (1) chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor. If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the American Arbitration Association. The decisions of the three (3) appraisers shall be given within twenty (20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee; provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee. The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 11 of the Participation Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and Lessor.

         SECTION 22.5 CERTAIN OBLIGATIONS CONTINUE. During a Marketing Period with respect to any portion of the Property, the obligation of Lessee to pay Rent with respect to such portion of the Property (including without limitation the installment of Basic Rent due on the related Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the related Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to all of the Property or any Operative Agreement. Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.

                                 ARTICLE XXIII

         SECTION 23.1 HOLDING OVER. If Lessee shall for any reason remain in possession of any portion of the Property after the expiration or earlier termination of this Lease as to such portion of the Property (unless such portion of the Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such portion of the Property and Lessee shall continue to pay Basic Rent at the lesser of the highest lawful rate and one hundred ten percent (110%) of the last payment of Basic Rent due with respect to such portion of the Property prior to such expiration or earlier termination of this Lease with respect to such portion of the Property. Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be applied by Lessor ratably to the Lenders and the Holders based on their relative amounts of the then outstanding aggregate Property Cost for such portion of the Property. During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such portion of the Property. Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any portion of the Property (unless such portion of the Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such portion of the Property or exercising any other remedy available to Lessor at law or in equity.

                                  ARTICLE XXIV

         SECTION 24.1 RISK OF LOSS. Subject to the terms and limitations of the Construction Agency Agreement, during the applicable Term, unless Lessee shall not be in actual possession of the Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of the related portion of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor, except for Lessor's obligation to advance in accordance with the terms of this Lease insurance proceeds received by Lessor pursuant to the coverages referenced in
Article XIV.

                                  ARTICLE XXV

         SECTION 25.1 ASSIGNMENT. Lessee may not assign this Lease or any of its rights or obligations hereunder or with respect to the Property in whole or in part to any Person (other than to a wholly-owned Subsidiary of Lessee or the Parent) without the prior written consent of the Agent, the Lenders, the Holders and Lessor.

                  (b) No assignment by Lessee (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to the Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by Lessee or regarding the Property in which rights or obligations have been assigned or otherwise transferred.

         SECTION 25.2 SUBLEASES.

                  (a) Promptly, but in any event within five (5) Business Days, following the execution and delivery of any sublease permitted by this Article XXV, Lessee shall notify Lessor of the execution of such sublease and shall collaterally assign such sublease to the Lessor as security for Lessee's obligations hereunder and under any other Operative Agreement. Any such collateral assignment shall be in form and substance reasonably acceptable to the Lessor and the Agent.

                  (b) Without the prior written consent of the Agent, any Lender, any Holder or Lessor and subject to the other provisions of this Section 25.2, Lessee may sublet the Property or portion thereof to any wholly-owned Subsidiary of Lessee or to any other Person; provided, all subleasing shall be done on market terms and shall in no way diminish the fair market value or useful life of the applicable Property.

                  (c) No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to the Property shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder or diminish the fair market value of the Property. Lessee shall remain directly and primarily liable under this Lease as to the Property, or portion thereof, so sublet. During any Basic Term, the term of any such sublease shall not extend beyond such Basic Term. During any Renewal Term, the term of any such sublease shall not extend beyond such Renewal Term. Each sublease shall be expressly subject and subordinate to this Lease.

                                  ARTICLE XXVI

         SECTION 26.1 NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

                                 ARTICLE XXVII

         SECTION 27.1 ACCEPTANCE OF SURRENDER. No surrender to Lessor of this Lease or of all or any portion of the Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

         SECTION 27.2 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part,
(a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in the Property, (c) any Notes, or (d) a beneficial interest in Lessor.

                                 ARTICLE XXVIII

         SECTION 28.1 [RESERVED]

                                  ARTICLE XXIX

         SECTION 29.1 NOTICES. All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in the Participation Agreement.

                                  ARTICLE XXX

         SECTION 30.1 MISCELLANEOUS. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

         SECTION 30.2 AMENDMENTS AND MODIFICATIONS. Neither this Lease, the Memorandum of Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of Section 12.4 of the Participation Agreement.

         SECTION 30.3 SUCCESSORS AND ASSIGNS. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 30.4 HEADINGS AND TABLE OF CONTENTS. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 30.5 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one (1) and the same instrument.

         SECTION 30.6 GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         SECTION 30.7 CALCULATION OF RENT. All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty (360) days or, to the extent such Rent is based on the Prime Lending Rate, three hundred sixty-five (365) (or three hundred sixty-six (366), as applicable) days.

         SECTION 30.8 RECORDING OF LEASE. The Memorandum of Lease shall be recorded. Lessor and Lessee shall promptly record the Memorandum of Lease regarding the property identified on Exhibit B attached hereto and the subject of any Lease Supplement promptly after the execution thereof in the local filing office with respect thereto and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records. Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the recordation of the above-referenced items shall be paid by either (i) Lessor (but only to the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs and expenses) or (ii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to such costs and expenses shall be added to the Property Cost of the applicable portion of the Property; provided, further, amounts funded by Lessee with respect to such costs and expenses in respect of any portion of the Property shall be a part of (and limited by) the Maximum Residual Guarantee Amount therefor.

         SECTION 30.9 ALLOCATIONS BETWEEN THE LENDERS AND THE HOLDERS. Notwithstanding any other term or provision of this Lease to the contrary, the allocations of the proceeds of the Property and any and all other Rent and other amounts received hereunder shall be subject to the intercreditor provisions between the Lenders and the Holders contained in the Operative Agreements (or as otherwise agreed among the Lenders and the Holders from time to time).

         SECTION 30.10 LIMITATIONS ON RECOURSE. Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to Lessor's estate and interest in the Property, the proceeds of any sale thereof, any insurance proceeds from insurance coverage required pursuant to the Lease or any condemnation or similar proceeds received by Lessor in connection with the Property (and in no circumstance to the Agent, the Lenders, the Holders or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner (direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or Lessee's use of the Property or any other liability of Lessor to Lessee; provided, that Lessor shall be liable in its individual capacity for (a) its own willful misconduct or gross negligence and (b) breach of any of its representations and warranties or covenants under the Operative Agreements. Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of
Section 12.9 of the Participation Agreement.

         SECTION 30.11 WAIVERS OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY COUNTERCLAIM THEREIN.

         SECTION 30.12 EXERCISE OF LESSOR RIGHTS. Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative Agreements. Lessor and Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(h) and 8.6 of the Participation Agreement, (b) all notices to be given to Lessor shall be given to the Agent and
(c) all notices to be given by Lessor may be given by the Agent, at its election.

         SECTION 30.13 SUBMISSION TO JURISDICTION; VENUE. THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         SECTION 30.14 USURY SAVINGS PROVISION. IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT. TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST THEREON, THIS SECTION 30.14 SHALL APPLY. ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE REFERRED TO HEREIN AS "INTEREST." ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE

AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL. IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED, CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMISSIBLE UNDER APPLICABLE LAW. IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT. IF LESSOR SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY, BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL. THE RIGHT TO DEMAND PAYMENT OF ANY AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND. ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE LAW.

                            [signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, not
                                                     individually, but solely as
                                                     the Owner Trustee under the
                                                     VS Trust 2000-2, as Lessor


                                                     By:      /s/ VAL T. ORTON
                                                           ---------------------
                                                     Name:    Val T. Orton
                                                           ---------------------
                                                     Title:   Vice President
                                                           ---------------------

                                                     VERITAS SOFTWARE GLOBAL
                                                     CORPORATION, as Lessee



                                                     By:      /s/ KEVIN OLSON
                                                           ---------------------
                                                     Name:    Kevin Olson
                                                           ---------------------
                                                     Title:   Treasurer
                                                           ---------------------


THIS INSTRUMENT DRAFTED BY:

W. Kirk Grimm
McGuire, Woods, Battle & Boothe LLP
77 West Wacker Drive, Suite 4500
Chicago, Illinois  60601-1635

Receipt of this original
counterpart of the foregoing
Lease is hereby acknowledged
as the date hereof

ABN AMRO BANK N.V.,
as the Agent


By:      /s/ ELIZABETH R. MCCLELLAN
      --------------------------------
Name:    Elizabeth R. McClellan
      --------------------------------
Title:   Vice President
      --------------------------------


By:      /s/ DAVID SHIPLEY
      --------------------------------
Name:    David Shipley
      --------------------------------
Title:   Vice President
      --------------------------------

STATE OF                                   )
         _________________________________
                                           )        ss:
COUNTY OF                                  )
         _________________________________


         The foregoing Lease was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________,
______, by ________________, as __________________ of FIRST SECURITY BANK,
NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2, on behalf of the Owner Trustee.


                                             __________________________________
                                                   Notary Public
[Notarial Seal]

My commission expires: ____________

STATE OF                                   )
         _________________________________
                                           )        ss:
COUNTY OF                                  )
         _________________________________


         The foregoing Lease was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________,
______, by ________________, as __________________ of VERITAS SOFTWARE GLOBAL
CORPORATION, a Delaware corporation, on behalf of the corporation.


                                             __________________________________
                                                   Notary Public
[Notarial Seal]

My commission expires: ____________

STATE OF                                   )
         _________________________________
                                           )        ss:
COUNTY OF                                  )
         _________________________________



         The foregoing Lease was acknowledged before me, the undersigned Notary Public, in the County of ________________ this ____ day of ___________, ______, by _____________, as __________________ and by ___________________, as
__________________, each of ABN AMRO BANK N.V., a national banking association, as the Agent.


                                             __________________________________
                                                   Notary Public
[Notarial Seal]

My commission expires: ____________

                             EXHIBIT A TO THE LEASE

                             LEASE SUPPLEMENT NO. __


     THIS LEASE SUPPLEMENT NO. __ (this "Lease Supplement") dated as of ___________, ______ between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2, as lessor (the "Lessor"), and VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation, as lessee (the "Lessee").

     WHEREAS, Lessor is the owner or will be the owner of the Property described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to Lessee;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions; Rules of Usage. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Participation Agreement, dated as of July 28, 2000, among Lessee, the various parties thereto from time to time, as the Guarantors, Lessor, not individually, except as expressly stated therein, but solely as the Owner Trustee under the VS Trust 2000-2, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and ABN AMRO Bank N.V., as the Agent for the Lenders and respecting the Security Documents, as the Agent for the Lenders and Holders, to the extent of their interests, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

     Section 2. The Property. Attached hereto as Schedule 1 is the description of the Leased Property, with a legal description of the Land attached hereto as
Schedule 1-A, and to the extent this Lease Supplement is delivered in connection with any Improvements or Equipment, an Equipment Schedule attached hereto as
Schedule 1-B and an Improvements Schedule attached hereto as Schedule 1-C. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all Equipment funded under the Operative Agreements and any and all Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement. The Land Cost in respect of the Land is $____________.

     Section 3. Use of Property. At all times during the Term with respect to the Leased Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided, that such exercise will not impair the value of such portion of the Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such portion of the Property.

     Section 4. Ratification; Incorporation by Reference. Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

     Section 5. Original Lease Supplement. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

     Section 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA.

     Section 7. Counterpart Execution. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.

     Section 8. Maximum Residual Guarantee Amount. The Maximum Residual Guarantee Amount for all of the Property shall mean an amount equal to the product of the aggregate Property Cost for all of the Leased Property times eighty-four percent (84%).

     For purposes of the provisions of this Lease Supplement concerning this Lease Supplement constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Lessor herein), from whom information may be obtained about this Lease Supplement, are as set forth on the signature pages hereto.

         [The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                FIRST SECURITY BANK, NATIONAL
                                ASSOCIATION, not individually, but solely as the Owner Trustee under the VS Trust 2000-2, as Lessor

                                By:
                                Name:
                                Title:

                                First Security Bank, National Association
                                79 South Main Street
                                Salt Lake City, Utah 84111
                                Attn:    Val T. Orton
                                         Vice President

                                VERITAS SOFTWARE GLOBAL CORPORATION,
                                as Lessee

                                By:
                                Name:
                                Title:

                                VERITAS Software Global Corporation
                                1600 Plymouth Street
                                Mountain View, California  94043
                                Attn:    Jay Jones

Receipt of this original counterpart
of the foregoing Lease Supplement
is hereby acknowledged as the date hereof.

ABN AMRO BANK N.V., as the Agent

By:
Name:
Title:

By:
Name:
Title:

ABN AMRO Bank N.V.
208 South LaSalle Street, Suite 1503
Chicago, Illinois  60604
Attention:        Tim Williams
Telephone:        (312) 992-5197
Telecopy:         (312) 992-5157

STATE OF                       )
                               )        ss:
COUNTY OF                      )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, ______, by ________________, as __________________ of FIRST
SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2, on behalf of the Owner Trustee.


                                                        Notary Public
[Notarial Seal]

My commission expires: ____________




STATE OF                       )
                               )        ss:
COUNTY OF                      )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, ______, by ________________, as __________________ of VERITAS
SOFTWARE GLOBAL CORPORATION, a Delaware corporation, on behalf of the corporation.



                                                        Notary Public
[Notarial Seal]

My commission expires: ____________

STATE OF                       )
                               )        ss:
COUNTY OF                      )

     The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ________________ this ____ day of ___________, ______, by _____________, as __________________ and by _______________, as
_______________, each of ABN AMRO BANK N.V., a national banking association, as the Agent.




                                                     Notary Public
[Notarial Seal]

My commission expires: ____________

                                   SCHEDULE 1

                           TO LEASE SUPPLEMENT NO. __

                      (Description of the Leased Property)

                                  SCHEDULE 1-A

                           TO LEASE SUPPLEMENT NO. __

                                     (Land)

                                  SCHEDULE 1-B

                           TO LEASE SUPPLEMENT NO. __

                                   (Equipment)

                                  SCHEDULE 1-C

                           TO LEASE SUPPLEMENT NO. __

                                 (Improvements)

                             EXHIBIT B TO THE LEASE

              [Legal Description of the Property must be attached]








                                      B-1